UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2011 (December 30, 2010)
Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16337	76-0476605

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center, 333 Clay Street, Suite 4620 Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 652-0582
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          On January 5, 2011, Oil States International, Inc. (the Company) filed with the Securities and Exchange Commission a Current Report on Form 8-K, (the Form 8-K), in connection with the Company’s acquisition of The MAC Services Group Limited (The MAC). This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to present certain financial statements of The MAC and certain unaudited pro forma financial information of the Company in connection with the acquisition.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
     The audited financial statements of The MAC as of June 30, 2010 and for the year ended June 30, 2010 and the unaudited historical statements of comprehensive income and cash flows of The MAC for the six months ended December 31, 2010 and 2009 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
(b) Pro Forma Financial Information
     The unaudited pro forma condensed consolidated income statement of the Company for the year ended December 31, 2010, which has been prepared to give effect to the acquisition, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The unaudited pro forma condensed consolidated income statement is presented for informational purposes only and does not purport to represent what the Company’s results of operations would have been had the transactions reflected occurred on the dates indicated or to project the Company’s results of operations for any future period.
(d) Exhibits

Exhibit
No.	Description
2.1	Scheme Implementation Deed, dated October 15, 2010, by and between Oil States International, Inc. and The MAC Services Group Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 15, 2010 (File No. 001-16337)).

23.1	Consent of Independent Auditors.

99.1	Historical financial statements of The MAC Services Group Limited.

99.2	Unaudited pro forma condensed consolidated income statement of Oil States International, Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL STATES INTERNATIONAL, INC.
Dated: March 17, 2011	By:	/s/ ROBERT W. HAMPTON
Robert W. Hampton,
Senior Vice President, Accounting and Corporate Secretary

INDEX OF EXHIBITS

Exhibit
No.	Description
2.1	Scheme Implementation Deed, dated October 15, 2010, by and between Oil States International, Inc. and The MAC Services Group Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 15, 2010 (File No. 001-16337)).

23.1	Consent of Independent Auditors.

99.1	Historical financial statements of The MAC Services Group Limited.

99.2	Unaudited pro forma condensed consolidated income statement of Oil States International, Inc.